Employee Benefit Obligations - Summary of Post-Employment Obligations Associated with Defined Benefits Plan and Related Plan Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 13, 2016	Jan. 01, 2016
Disclosure Of Defined Benefit Plans [Abstract]
Post-employment obligations, non - current	$ 388,931		$ 341,353	$ 263,702
Total Liabilities	388,931		341,353	263,702
Total Post-Employment Obligations, Net	$ 388,931	$ 341,353	$ 341,353	$ 263,702